UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

HYDRA INDUSTRIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West 57th Street, Suite 2223 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 565-3861

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 10, 2015, Hydra Industries Acquisition Corp. (the “Company”) held its 2015 annual meeting of stockholders (the “Meeting”). At the Meeting, stockholders (i) re-elected three directors to serve as Class I directors on the Company’s board of directors (“Board”) until the 2017 annual meeting of stockholders or until their successors are elected and qualified; (ii) ratified the selection by the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015; (iii) approved the compensation of the Company’s named executive officers; and (iv) selected three years as the rate of frequency of holding future stockholder advisory votes on executive compensation.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Election of directors

 Kenneth Shea, Jonathan Miller and Brent Stevens were re-elected to serve as Class I directors. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Kenneth Shea	6,166,405	2,000	983,942
Jonathan Miller	6,166,405	2,000	983,942
Brent Stevens	6,166,405	2,000	983,942

Proposal No. 2 – Ratification of independent registered public accounting firm

The stockholders ratified the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The voting results were as follows:

For	Against	Abstain
7,150,347	0	2,000

Proposal No. 3 – Advisory vote regarding the compensation of named executive officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
6,017,930	148,475	2,000	983,942

Proposal No. 4 – Advisory vote regarding the frequency of stockholder advisory votes on executive compensation

The stockholders approved, on an advisory basis, a frequency of every three years for holding future stockholder advisory votes on executive compensation. The voting results were as follows:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
3,083,264	0	3,083,141	2,000	983,942

The Company has determined, in light of and consistent with the advisory vote of the Company’s stockholders as to the preferred frequency of stockholder advisory votes on executive compensation, to include a stockholder advisory vote on executive compensation in its annual meeting proxy materials every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2015
HYDRA INDUSTRIES ACQUISITION CORP.

/s/ Martin E. Schloss
Name: Martin E. Schloss
Title: Executive Vice President, General
Counsel and Secretary